Exhibit 99.2

LEADING THE CLEAN ENERGY TRANSFORMATION 2025 First Quarter Results & Outlook April 24 , 2025

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

Investment Thesis . . .



Clean Energy Leader
Infrastructure Renewal
Constructive Legislation & Regulation
Affordable Prices
Attractive & Diversified Territory
Strong Cash Flow & Balance Sheet
Investors
Co-workers
Customers
CMS ENERGY

Over two decades of industry-leading financial performance

Industry-leading clean energy commitments

Excellence through the CE WAY

Top-tier regulatory jurisdiction[a] with attractive growth

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . is simple, clean and lean.

3

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
  - ✓ Constructive ROEs
- **Supportive incentives enhanced w/ 2023 Michigan Energy Law**
  - ✓ Energy efficiency incentives
  - ✓ FCM adder on PPAs
- **Appointed commissioners**

	2024	2025
Electric		✓ Mar. 21st: Order $176M[a], 9.9% ROE U-21585; Q2: File New Rate Case
Gas	Dec. 16th: Filed Rate Case $248M, 10.25% ROE U-21806	By Oct. 16th: Expected Order U-21806
Renewable Energy Plan (REP)	Nov. 15th: Filed REP U-21816	By Sep. 15th: Expected Order U-21816

Presentation endnotes are included after the appendix.

. . . provides constructive outcomes and forward-looking visibility.

4

5 CMS Energy is Well - Positioned . . . . . . t o weather the challenging operating environment . Sector Top of Mind Risk Mitigants x ~90% of supply chain domestically sourced with broad vendor redundancy x Manageable inflationary impacts skewed toward capital (<0.02% of annual capex budget) x ~95% – 100% of gas supply domestically sourced x No imported electricity from Canada / net exporter into MISO Tariff Impacts x Strong industry and bipartisan congressional support for the IRA x 2023 MI Energy Law provides support for renewables and operational/financial flexibility Potential IRA Repeal x Auto sector only represents ~2% of total gross margin (including tier I & II suppliers) x Top 10 customers combined represent ~2½% of total gross margin x Grand Rapids is in the heart of our electric service territory with strong diversified commercial & industrial load Industrial Recession Risk

Expansive Economic Development Efforts . . .

CMS ENERGY

Economic Development (MW)



~9,000 additional opportunity
Manufacturing
Data Centers
Other
2% to 3% long-term growth
~900
Manufacturing
Data Centers
>1,300
Manufacturing
Data Centers
Other
Historical Contracted Load '16 - '24
5-year Plan '25 - '29
Not in Plan



Electric
Gas
Combined
2022 New Load
2023 New Load
2024 New Load
Benteler Automotive
Battery component production
$105M investment
~170 jobs
Corewell Health
~$80M investment
~240 jobs
Switch
~230 MW
contracted
Ford Blue Oval
Battery Park
~$2,600M
investment
~1,700 jobs
Corning Inc.
Solar production
facility
$900M investment
~1,100 jobs
Hemlock
Semiconductor
~$375M investment
~175 jobs
Saab Inc.
Military & civil security
$75M investment
~70 jobs
Northland Corporation
High-end appliance products
$21M investment
~200 jobs

. . . drive diversified growth across Michigan and reduce customer rates.

6

7 Commentary Amount Financial Results & Outlook . . . . . . on track to deliver in 2025 and beyond. Long - Term Outlook 2025 Full - Year Outlook Q1 2025 Results $1.02 Adjusted EPS Toward the high end Up 11¢ $3.06 – $3.12 $2.17 Adjusted EPS Guidance Annual Dividend Per Share (DPS) Toward the high end Consistent DPS growth Up $3 vs. prior plan +6% to +8% Adjusted EPS Growth Dividend Payout Ratio Utility Capital Plan ($B) a $20 $3.54 – $3.60 Executing on Plan ~60% payout over time Presentation endnotes are included after the appendix.

8 2024 Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other Normal Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other 2025 2025 Adjusted EPS . . . . . . continued confidence toward the high end. First Three Months 5¢ Nine Months To - Go 15¢ – 21 ¢ Presentation endnotes are included after the appendix. $3.54 – $3.60 26¢ $3.34 7¢ (23)¢ 12¢ 16¢ (3) ¢ – (9)¢ (5)¢ (4)¢ First Quarter $1.02 First Quarter $0.97 2025 2024 $1.01 $0.96 Reported EPS 0.01 0.01 Adjustments a $ 1.02 $ 0.97 Adjusted EPS a First Quarter EPS Results

Strong Balance Sheet . . .

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	A1	A+
Commercial Paper	A-2	P-2	F-2
Outlook	Stable	Stable	Stable
CMS Energy			
Senior Unsecured	BBB	Baa2	BBB
Junior Subordinated	BBB-	Baa3	BB+
Outlook	Stable	Stable	Stable
Last Review	**Dec. 2024**	**Mar. 2024**	**Mar. 2025**

Key Strengths

Consumers Energy:
- ✓ Forward-looking recovery
- ✓ Constructive rate construct
- ✓ Strong operating cash flow generation

CMS Energy:
- ✓ 100% fixed rate debt
- ✓ Hybrid debt (w/ equity credit)
- ✓ Limited near-term maturities

. . . maintains credit metrics and solid investment-grade ratings.

9

10 YTD Plan ($M) ($M) Consumers Energy: -- $1,125 First Mortgage Bonds CMS Energy: $1,000 $1,270 New Debt Issuances -- Up to $500 Planned Equity Retirements (incl. term loans): -- None Consumers Energy $600 $850 CMS Energy Existing Facilities $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2025) Consumers Energy CMS Energy Financings 2025 Planned Financings . . . . . . fund customer investments and provide ample liquidity. Presentation endnotes are included after the appendix. ~$2.2B a of net liquidity $1B, 6.5% 30 - yr Jr. Sub. Notes provides downward pressure on Parent equity financing needs

11 Recession Industry - Leading Financial Performance . . . . . . for over two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025+ Recession Adjusted EPS Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Warm winter Hot summer Mild summer Cold winter Polar vortex Mild summer Warm winter Hot summer Hot summer Summer - less Storms Hot summer Storms Hot summer Warm winter Warm winter Mild winter Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Garrick Rochow Mild w/ storms Hot summer Mild w/ storms

12 12 Q&A Thank You!

13 13 Appendix

Updated Customer Investment Plan . . .

CMS ENERGY

New Utility Investment Plan



Up $3B from prior plan
68%
Electric utility investment
26%
'25 – '29
$20B
42%
32%

Rate Base Growth



~8½%/yr[a]
$39.4B
$26.2B
2024
2029

Clean Energy Generation | Electric Distribution & Other | Gas Utility

Non-Rate Base Earnings[b]

- ✓ ~$20M pre-tax for FCM by 2029
- ✓ ~$60M/yr pre-tax for Energy Efficiency incentive
- ✓ NorthStar – DIG re-contracting opportunities

Presentation endnotes are included after the appendix.

. . . delivers benefits for customers and investors.

14

Electric Sales Offering Favorable Mix . . .

CMS ENERGY

Weather-Normalized Electric Deliveries (Q1 2025 vs. Q1 2024) (Excluding Leap Day & Energy Efficiency Impacts)[a]



2.3%
3.8%
(2.3)%
1.6%
Residential
Commercial
Industrial
Total

Residential Customer Growth
(5-Yr Avg. Customer Count)

	2019 – 2024
Electric Customers	>½%
Gas Customers	>½%

2025 Adj. EPS Sensitivities

(1% Full Year △ in Volume)

	Electric	Gas
Residential	4¢	3¢
Commercial	2½	~½
Industrial	½	~½

Auto Industry (incl. Tier 1 and 2) make up ~2% of total gross margin

Presentation endnotes are included after the appendix.

. . . with supportive economic backdrop in our service territory.

15

16 2025 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact OCF Adj. EPS Sensitivity ($M) 27 17 + + ( ¢) 7 4 + + 1% 1 + + Sales a Electric (~37,000 GWh) Gas (~308 Bcf) 60 + 0 + 50 ¢ + Gas Prices 8 6 + + 2 1 + + 10 bps 10 + + Utility Earned ROE Electric Gas < 1 1 25 bps + Interest Rates 0 4 100 bps + Effective Tax Rate (19%) + + + + Electric Residential Commercial Industrial 4¢ 2½ 3 ¢ (1% Full Year in Volume) 2025 Adj. EPS Sensitivities Gas ½ ~½ ~½ <

17 17 Endnotes

18 Presentation Endnotes Slide 3: a UBS Research, 2024 state rankings and D.C. Slide 4: a $176M order includes a $22M surcharge related to distribution investments made in 2023 above prior approved levels Slide 7: a $20B utility capital investment plan (2025 - 2029), up $3B from prior plan (2024 - 2028) Slide 8: a Adjusted EPS; see GAAP reconciliation on slide 20 Slide 10 : a $1,766M in unreserved revolvers + $439M of unrestricted cash; excludes cash unavailable for debt retirement, such as cash hel d a t NorthStar Slide 14: a Assumes $2 6 .2B rate base in 2024, $39.4B in 2029, CAGR b Over plan period years 2025 - 2029 Slide 15: a YTD 2025 over YTD 2024 change in GWh, excludes ROA (see reconciliation table below) Slide 16: a Reflects 2025 sales forecast; weather - normalized 18 Weather-Normalized Electric Deliveries (In Millions of kWh)3/31/2025 3/31/2024 % Change Ex. EWR Residential 3,215 3,240 -0.8% 2.0% 1.1% 2.3% Commercial 2,911 2,891 0.7% 2.0% 1.1% 3.8% Industrial 2,040 2,156 -5.4% 2.0% 1.1% -2.3% Total 8,166 8,287 -1.5% 2.0% 1.1% 1.6% Three Months Ended % Change Ex. 2024 Leap Day

19 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income ref er to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as disc ont inued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation pr ogr am, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark - to - market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. Management views adjusted earnings as a key measure of the company’s present operating fina nci al performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to mea sure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impa ct, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a rec onciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our bu sin ess results, rather than as a substitute for the reported earnings. 19

CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) Net Income Available to Common Stockholders $ 302 $ 285 Reconciling items: Other exclusions from adjusted earnings** 3 4 Tax impact (1) (1) Voluntary separation program - * Tax impact - (*) Adjusted net income – non-GAAP $ 304 $ 288 Average Common Shares Outstanding - Diluted 299.1 297.2 Diluted Earnings Per Average Common Share Reported net income per share $ 1.01 $ 0.96 Reconciling items: Other exclusions from adjusted earnings** 0.01 0.01 Tax impact (*) (*) Voluntary separation program - * Tax impact - (*) Adjusted net income per share – non-GAAP $ 1.02 $ 0.97 * Less than $0.5 million or $0.01 per share. **Includes restructuring costs and business optimization initiative. In Millions, Except Per Share Amounts Three Months Ended 3/31/25 3/31/24 20